LGT ASSET MANAGEMENT
A PIONEER IN
GLOBAL
INVESTING
GT GLOBAL
EUROPE
GROWTH FUND

ANNUAL REPORT
DECEMBER 31, 1995

                                                                          [LOGO]

TABLE
OF CONTENTS

Report from the Fund
Managers and Key
Portfolio Holdings.....          1

Report of Independent
Accountants............        F-1

Financial Statements...        F-2

REPORT FROM THE FUND MANAGERS

The GT Global Europe Growth Fund seeks long-term capital growth by investing in the equity securities of European countries. While the Fund has the ability to invest in companies from western and eastern Europe, for the 12-month period, the Fund focused primarily on western European companies.
PERFORMANCE REVIEW
The Fund's total return for the 12 months ended December 31, 1995, was 9.86% for Class A shares; total return for Class B shares was 9.20%. Total return for the Morgan Stanley Capital International (MSCI) Europe Index(1) over the same period was 22.13%. The index is not available for investment and does not include the effects of sales charges and management fees. For additional performance information, please see page 6.
In early 1995, the Fund implemented a number of changes. Most significantly, we were pleased to introduce a new portfolio manager who has since restructured the portfolio, focusing on what we believe to be quality companies with strong earnings potential, competitive positions, strong cash flows and companies which we expect to yield excess returns. We believe that the Fund's overall stronger performance over the last six months of the year reflects these positive changes.
We take a long-term view and do not try to anticipate short-term sector rotations. In the second quarter of 1995, we expected much weaker European economies. As a result, we reduced the Fund's exposure to cyclical companies; however, we underestimated the flight to defensive earnings (companies which generally have provided more stable returns than growth companies) and were underweighted in these types of companies relative to our other holdings. While this limited our participation in the powerful liquidity rally that resulted in Switzerland being the best-performing market in U.S. dollar terms in 1995, according to the MSCI Europe Index, we believe our approach will yield better long-term returns.
The Fund's 1995 performance was also adversely affected by its bias toward technology stocks, where the Fund's exposure was increased mid-year after a significant correction in that industry group. Looking ahead, however, we expect the underperformance of this asset class to correct itself in 1996.

--------------
(1) The MSCI Europe Index is an arithmetic average, weighted by market value, of the performance of 591 securities listed on 14 major European stock exchanges. It includes the effect of reinvested dividends and is measured in U.S. dollars.

Finally, we believe in the value of protecting the Fund from currency fluctuations by maintaining a defensive hedging strategy, as provided for in the prospectus. At the beginning of 1995, we expected the dollar, after a five year period of weakness, to rebound in the first quarter and therefore employed foreign currency hedges. We prematurely anticipated the dollar's strengthening, which meant that the Fund did not participate in the gains that resulted from a weaker dollar. Toward the end of the year and early 1996, the dollar began to recover, helping the Fund to regain some of the losses.
MARKET REVIEW
The year ended with a significant round of interest rate cuts across Europe on the back of lower than expected European growth and inflation. For the past six years, European stock markets have been handicapped by tight monetary conditions, which impeded a strong equity bull market or a sustained economic recovery. However, with the interest rate cuts we anticipate in 1996, in our opinion, monetary conditions may finally ease to a point where they may begin stimulating the economy. French bank rates reached their lowest level in 23 years, while the Swiss National Bank lowered its intervention rate to 1.5%. Although the 1995 interest rate cuts provided support to both stock and bond markets across Europe, bonds generally tended to outperform equities, which were hampered by corporate earnings downgrades. European bond markets performed well in this strong disinflationary environment, providing a return of 25.51% in dollar terms.
Although 1995 was a disappointing year in the UK for corporate profits, consumer demand and economic growth (which fell below 2%), stocks performed well, with a total return in excess of 20%, according to the MSCI national index. A series of unexpected takeover bids provided stimulus to the weak environment.
Consumer demand across other parts of Europe was inhibited by the loss of job security, higher taxes to meet stringent Maastricht criteria and cuts in social security provisions. Against this background, companies that could provide visible earnings growth were rewarded. Blue-chip companies tended to outperform their less liquid peers, and economically sensitive shares reflected disappointing volume growth and downward pressure on commodity prices.

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

   CLOSING VALUES
        DATE           GERMANY 10 YEAR     UK 10 YEAR
6-Jan                              7.691         8.654
13-Jan                             7.512         8.598
20-Jan                             7.514         8.648
27-Jan                             7.405         8.569
3-Feb                              7.413         8.563
10-Feb                             7.407          8.59
17-Feb                             7.404         8.617
24-Feb                             7.413         8.659
3-Mar                              7.404           8.6
10-Mar                              7.36         8.634
17-Mar                             7.154         8.472
24-Mar                             7.148         8.403
31-Mar                             7.189         8.498
7-Apr                               7.08         8.368
14-Apr                             7.061         8.307
21-Apr                             7.089         8.338
28-Apr                             7.039          8.43
5-May                              6.945         8.271
12-May                             6.899         8.173
19-May                             6.867         8.093
26-May                             6.699          7.93
2-Jun                              6.542         7.707
9-Jun                              6.739         8.116
16-Jun                             6.791         8.183
23-Jun                             6.757         8.145
30-Jun                              6.94          8.45
7-Jul                              6.732         8.115
14-Jul                             6.755         8.203
21-Jul                             6.867         8.317
28-Jul                             6.789         8.229
4-Aug                              6.675         8.048
11-Aug                             6.692         8.073
18-Aug                             6.762         8.131
25-Aug                              6.69          8.03
1-Sep                              6.679         7.934
8-Sep                              6.614         7.887
15-Sep                             6.488          7.82
22-Sep                             6.569         7.986
29-Sep                             6.603         8.119
6-Oct                              6.579          8.05
13-Oct                             6.541         8.065
20-Oct                             6.521         8.147
27-Oct                             6.499         8.086
10-Nov                             6.366         7.861
17-Nov                             6.326          7.73
24-Nov                             6.254         7.618
1-Dec                               6.11         7.518
8-Dec                              6.074         7.462
15-Dec                             6.016         7.382
22-Dec                             6.084         7.521
29-Dec                             6.031         7.415

 German and UK long bond yields declined in 1995 in response to generally weaker economic growth and lower inflation expectations. We believe yields may decline further in 1996, although not to the extent they did in the past year.
 Source: Bloomberg

PORTFOLIO STRATEGY
The Fund decreased its cyclical exposure in the first half of 1995, selling off paper, chemical and car stocks. Relative to its other holdings, the Fund was overweighted in the UK where, despite stretched valuations and sluggish economic growth, the stock market touched new highs. In addition, the Fund's bias toward growth stocks led to a relatively overweighted position in technology-related companies. Unfortunately, many of these companies had a volatile year as earlier gains unwound in the second half. The Fund, however, benefited from its holdings in companies with strong earnings, such as Wolters Kluwer*, a Dutch legal publisher, and Elsevier, also a Dutch publisher, which are among the top 10 holdings in the portfolio.

OUTLOOK
Looking forward, we believe the downward shift in the European yield curve could provide a favorable environment for bond and equity markets. Although there is still a risk of earnings disappointment, we think that markets may be driven higher by a possible drop in both short- and long-term rates. Whereas in 1995, a clear investor bias existed toward defensive earnings, as consumer confidence begins to recover we expect 1996 to have the potential to include a broader group of winners. Within the portfolio, we continue to favor companies with structural growth prospects, such as Hoganas, a powder metal producer, and De Rigo, a sunglasses manufacturer. We also favor companies undergoing structural change such as Gehe, the German pharmaceuticals wholesaler.

CHRISTIAN WIGNALL                       ANNA POWELL
CHIEF INVESTMENT OFFICER                PORTFOLIO MANAGER
GLOBAL EQUITIES INVESTMENTS             LONDON
SAN FRANCISCO

                                                           JANUARY 15, 1996

--------------
* The Fund may or may not continue to hold these or any other securities mentioned in this report.
G.T. GLOBAL EUROPE GROWTH FUND

KEY PORTFOLIO HOLDINGS*

CANAL PLUS                                                                FRANCE
Canal Plus is a French pay-TV station. We believe the company stands to benefit from an improvement in profitability of overseas earnings, notably in its start-up operations in Poland and Germany.

CIBA GEIGY AG-REGISTERED                                             SWITZERLAND
This Swiss pharmaceutical company is rated low by investors because they perceive it as a chemicals company. We believe a restructuring of assets within the group could lead to improved returns on investment of the group's capital.

NATUZZI INDUSTRIE SPA                                                      ITALY
Natuzzi is a world leader in leather furniture, with efficient production capacity in Italy. We think the Company has the potential to gain market share, which may enable it to increase profits over the foreseeable future.

REUTERS HOLDINGS PLC                                                          UK
The company has a unique franchise as a provider of information to the financial services sector, which we feel can be exploited through the addition of further services.

ELSEVIER NV                                                          NETHERLANDS
This Dutch publishing company focuses on the scientific, professional and business markets. It has enjoyed strong growth from geographical expansion and from electronic publishing. Elsevier recently acquired LEXIS-NEXIS, the on-line legal and business information service company, which we expect to enhance its earnings growth.

GEHE AG                                                                  GERMANY
A German pharmaceutical wholesaler, Gehe is a beneficiary of the sector's consolidation in Europe. The company has enhanced its financial returns by restructuring acquired companies.

WOLTERS KLUWER CVA                                                   NETHERLANDS
Wolters Kluwer, a Dutch legal publisher, has strong market share in Europe and recently acquired CCH, a tax and business law publisher, providing a foothold in the North American market. The company's growth is driven by new market and product development.

CARREFOUR SUPERMARCHE                                                     FRANCE
Carrefour operates "hypermarkets" (large supermarkets) across France, southern Europe, the Americas and Asia. Recently, it has increased profit contributions from fast-developing markets such as Spain, Brazil and Taiwan. Through other subsidiaries, the company retails office supplies and offers insurance, automobile loans and credit cards.

B.A.T. INDUSTRIES PLC                                                         UK
BAT is a holding company that, through its eight principal operating companies, manufactures tobacco products and provides financial and insurance services. BAT operates in over 80 countries globally. Its tobacco businesses are highly cash generative and continue to grow throughout the former communist bloc. BAT also has a strong franchise in financial services through Eagle Star and Allied Dunbar.

OLIVETTI GROUP                                                             ITALY
Olivetti is an Italian office equipment producer with a significant interest in Omnitel, the second mobile telecommunication licensee in Italy. The company's new divisional management is restructuring its PC activity, leading us to anticipate a reduction in losses in this area over the short term.

------------------
* There can be no assurance the Fund will continue to hold these securities.

GT GLOBAL EUROPE GROWTH FUND
PORTFOLIO SUMMARY

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

              GT GLOBAL EUROPE GROWTH FUND     MSCI EUROPE
19-Jul-85                               9525          10,000
31-Jul-85                              9,535          10,191
31-Aug-85                              9,563          10,717
30-Sep-85                             10,068          10,897
31-Oct-85                             10,954          12,111
30-Nov-85                             11,763          13,063
31-Dec-85                             12,992          13,637
31-Jan-86                             12,897          13,902
28-Feb-86                             13,907          15,559
31-Mar-86                             15,059          16,837
30-Apr-86                             16,116          18,408
31-May-86                             14,621          16,786
30-Jun-86                             15,288          17,524
31-Jul-86                             15,859          17,380
31-Aug-86                             17,278          19,328
30-Sep-86                             16,659          18,110
31-Oct-86                             16,678          18,227
30-Nov-86                             17,831          19,210
31-Dec-86                             18,317          19,700
31-Jan-87                             19,421          20,577
28-Feb-87                             20,498          21,319
31-Mar-87                             21,210          22,379
30-Apr-87                             22,050          23,263
31-May-87                             22,373          23,141
30-Jun-87                             22,778          23,809
31-Jul-87                             24,175          24,617
31-Aug-87                             25,187          24,829
30-Sep-87                             26,077          24,999
31-Oct-87                             19,560          20,254
30-Nov-87                             18,643          19,371
31-Dec-87                             19,523          20,507
31-Jan-88                             18,945          19,674
29-Feb-88                             19,775          20,840
31-Mar-88                             19,913          21,422
30-Apr-88                             20,077          21,829
31-May-88                             19,737          21,430
30-Jun-88                             20,139          21,222
31-Jul-88                             19,901          21,278
31-Aug-88                             19,285          20,320
30-Sep-88                             20,224          21,433
31-Oct-88                             21,437          23,428
30-Nov-88                             21,315          23,725
31-Dec-88                             21,692          23,860
31-Jan-89                             22,962          24,734
28-Feb-89                             22,655          24,462
31-Mar-89                             23,199          24,648
30-Apr-89                             24,426          25,341
31-May-89                             24,161          24,052
30-Jun-89                             24,984          25,053
31-Jul-89                             26,742          28,012
31-Aug-89                             27,342          27,671
30-Sep-89                             28,374          28,156
31-Oct-89                             26,226          26,320
30-Nov-89                             27,956          27,792
31-Dec-89                             30,522          30,793
31-Jan-90                             30,355          30,722
28-Feb-90                             29,853          29,997
31-Mar-90                             31,164          30,432
30-Apr-90                             30,271          29,636
31-May-90                             31,555          32,061
30-Jun-90                             32,392          33,200
31-Jul-90                             33,815          34,612
31-Aug-90                             29,490          31,192
30-Sep-90                             25,668          27,532
31-Oct-90                             27,035          29,866
30-Nov-90                             26,505          30,179
31-Dec-90                             26,031          29,756
31-Jan-91                             26,533          30,771
28-Feb-91                             28,542          33,477
31-Mar-91                             27,760          31,245
30-Apr-91                             27,286          30,929
31-May-91                             27,732          31,854
30-Jun-91                             26,282          29,191
31-Jul-91                             27,230          31,226
31-Aug-91                             27,230          31,808
30-Sep-91                             27,147          32,774
31-Oct-91                             26,114          32,098
30-Nov-91                             25,110          31,357
31-Dec-91                             27,157          33,821
31-Jan-92                             27,044          33,824
29-Feb-92                             27,242          33,969
31-Mar-92                             26,647          32,793
30-Apr-92                             27,695          34,615
31-May-92                             28,601          36,599
30-Jun-92                             27,723          35,931
31-Jul-92                             26,506          34,662
31-Aug-92                             26,279          34,564
30-Sep-92                             24,410          34,008
31-Oct-92                             23,079          31,648
30-Nov-92                             23,759          31,646
31-Dec-92                             24,099          32,385
31-Jan-93                             24,127          32,452
28-Feb-93                             24,495          32,836
31-Mar-93                             25,373          34,537
30-Apr-93                             26,109          35,312
31-May-93                             26,534          35,704
30-Jun-93                             26,647          35,194
31-Jul-93                             27,355          35,326
31-Aug-93                             29,592          38,437
30-Sep-93                             28,459          38,330
31-Oct-93                             29,592          39,938
30-Nov-93                             28,771          39,088
31-Dec-93                             30,923          42,034
31-Jan-94                             33,062          44,186
28-Feb-94                             31,465          42,633
31-Mar-94                             30,010          41,439
30-Apr-94                             31,151          43,168
31-May-94                             29,496          41,345
30-Jun-94                             28,983          40,925
31-Jul-94                             30,837          43,083
31-Aug-94                             31,322          44,463
30-Sep-94                             29,867          42,714
31-Oct-94                             30,723          44,589
30-Nov-94                             29,325          42,895
31-Dec-94                             29,129          43,153
31-Jan-95                             28,432          42,830
28-Feb-95                             28,490          43,815
31-Mar-95                             27,851          45,865
30-Apr-95                             29,100          47,349
31-May-95                             29,738          48,335
30-Jun-95                             30,261          48,808
31-Jul-95                             31,975          51,370
31-Aug-95                             31,103          49,401
30-Sep-95                             32,149          50,911
31-Oct-95                             31,800          50,689
30-Nov-95                             31,626          51,067
31-Dec-95                             31,999          52,703

THE CHART AT RIGHT SHOWS THE PERFORMANCE OF THE GT GLOBAL EUROPE GROWTH FUND CLASS A SHARES SINCE THE FUND'S INCEPTION, VERSUS THE MSCI EUROPE INDEX. THIS REPRESENTS A CUMULATIVE RETURN OF 134.60% FOR THE 10 YEARS ENDING DECEMBER 31, 1995, AND AN AVERAGE ANNUAL TOTAL RETURN OF 8.90%. THE CHART ASSUMES A HYPOTHETICAL $10,000 INITIAL INVESTMENT IN THE FUND'S CLASS A SHARES AND REFLECTS ALL FUND EXPENSES AND THE MAXIMUM 4.75% SALES CHARGE. INVESTORS SHOULD NOTE THAT THE FUND IS A PROFESSIONALLY MANAGED MUTUAL FUND WHILE THE INDEX IS UNMANAGED, DOES NOT INCUR EXPENSES AND IS NOT AVAILABLE FOR INVESTMENT.
PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS.

AVERAGE ANNUAL TOTAL RETURNS+
DECEMBER 31, 1995

  SHARE             WITHOUT SALES CHARGE           WITH SALES CHARGE++
                                     10-YEAR/                      10-YEAR/
                                     LIFE OF                       LIFE OF
  CLASS          1-YEAR    5-YEAR     FUND     1-YEAR    5-YEAR     FUND
  CLASS A*         9.86%     4.22%     9.43%     4.64%     3.21%     8.90%
  CLASS B**        9.20%      N/A      7.88%     4.20%      N/A      6.91%
  ADV. CLASS***     N/A       N/A      7.75%      N/A       N/A       N/A

  * The Fund began operations on July 19, 1985.
 ** The Fund began offering Class B shares on April 1, 1993.
*** The Fund began offering Advisor Class shares on June 1, 1995. Advisor Class shares are not sold directly to the general public and are only available through certain employee benefit plans, financial institutions and other entities that have entered into specific agreements with GT Global. Please see the "Alternative Purchase Plan" section in the Fund's prospectus.
  + Figures assume reinvestment of all dividends and capital gains distributions at net asset value.
 ++ The performance of Class A shares reflects the effects of the maximum 4.75% sales charge. Class B share performance reflects the applicable contingent deferred sales charge
    (5.00% in the first year, decreasing to 0% after six years).

THE DATA ABOVE REPRESENT PAST PERFORMANCE OF THE FUND'S SHARES, WHICH DOES NOT GUARANTEE FUTURE RESULTS. THE INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT IN THE FUND WILL FLUCTUATE, SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

        SECTOR ALLOCATION OF NET ASSETS
AS OF DECEMBER 31, 1995
Services                                             34.9%
Finance                                              15.3%
Consumer Non-Durables                                11.2%
Capital Goods                                         8.6%
Health Care                                           8.0%
Technology                                            5.9%
Consumer Durables                                     5.5%
Materials/Basic Industries                            4.9%
Multi Industry/Miscellaneous                          1.4%
Options & Other                                       4.3%
GEOGRAPHIC ALLOCATION OF NET ASSETS
AS OF DECEMBER 31, 1995
U.K.                                                 31.2%
France                                               16.1%
Italy                                                11.2%
Netherlands                                          10.4%
Sweden                                                7.8%
Germany                                               7.5%
Switzerland                                           5.6%
Spain                                                 2.3%
Finland                                               1.9%
Norway                                                1.7%
Austria                                               1.6%
Other                                                 2.7%

ALLOCATIONS WILL CHANGE BASED ON CURRENT MARKET CONDITIONS.

GT GLOBAL
EUROPE
GROWTH FUND

FINANCIAL
STATEMENTS

                          GT GLOBAL EUROPE GROWTH FUND

                                   REPORT OF
                            INDEPENDENT ACCOUNTANTS

--------------------------------------------------------------------------------

To the Shareholders and Board of Trustees of G.T. Global Growth Series:

We have audited the accompanying statement of assets and liabilities of GT Global Europe Growth Fund, one of the funds organized as a series of G.T. Global Growth Series, including the schedule of portfolio investments, as of December 31, 1995, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the four years in the period then ended. These financial statements and the financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits. The financial highlights for the years ended December 31, 1991 were audited by other auditors whose report dated January 31, 1992 expressed an unqualified opinion on such financial highlights.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1995 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and the financial highlights referred to above present fairly, in all material respects, the financial position of GT Global Europe Growth Fund as of December 31, 1995, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the four years in the period then ended, in conformity with generally accepted accounting principles.

                                                        COOPERS & LYBRAND L.L.P.
BOSTON, MASSACHUSETTS
FEBRUARY 12, 1996

                          GT GLOBAL EUROPE GROWTH FUND

                            PORTFOLIO OF INVESTMENTS

                               December 31, 1995

--------------------------------------------------------------------------------

                                                                                           Market        % of Net
Equity Investments                                             Country      Shares         Value        Assets {d}
-------------------------------------------------------------  --------   -----------   ------------   -------------
Services (34.9%)
  Canal Plus ................................................   FR            105,100   $ 19,732,447         3.5
    BROADCASTING & PUBLISHING
  Reuters Holdings PLC  .....................................   UK          1,813,500     16,597,706         3.0
    BROADCASTING & PUBLISHING
  Elsevier N.V. .............................................   NETH        1,235,000     16,501,623         3.0
    BROADCASTING & PUBLISHING
  Wolters Kluwer CVA ........................................   NETH          168,745     15,993,688         2.9
    BROADCASTING & PUBLISHING
  Carrefour Supermarche .....................................   FR             25,780     15,664,665         2.8
    RETAILERS-FOOD
  Compass Group PLC .........................................   UK          1,773,544     13,464,726         2.4
    RESTAURANTS
  EMAP PLC  .................................................   UK          1,593,000     13,231,719         2.4
    BROADCASTING & PUBLISHING
  Verenigde Nederlandse Uitgevbedri Verigd Bezit (VNU) ......   NETH           85,000     11,691,746         2.1
    BROADCASTING & PUBLISHING
  Telecom Italia Mobile S.p.A. ..............................   ITLY        6,574,000     11,571,899         2.1
    TELEPHONE NETWORKS
  Pearson PLC ...............................................   UK          1,000,000      9,680,174         1.7
    BROADCASTING & PUBLISHING
  Tesco PLC .................................................   UK          1,981,200      9,135,482         1.6
    RETAILERS-FOOD
  British Airport Authority PLC  ............................   UK          1,155,400      8,700,029         1.6
    TRANSPORTATION - AIRLINES
  Prosegur, Compania de Seguridad S.A. - Registered .........   SPN           309,393      7,680,601         1.4
    BUSINESS & PUBLIC SERVICES
  Hornbach Holding AG Preferred .............................   GER            79,461      6,816,168         1.2
    RETAILERS-OTHER
  Granada Group PLC .........................................   UK            451,600      4,522,310         0.8
    LEISURE & TOURISM
  Dixons Group PLC ..........................................   UK            533,900      3,701,077         0.7
    RETAILERS-APPAREL
  But S.A. ..................................................   FR             66,345      3,595,751         0.6
    RETAILERS-OTHER
  Storli AS Series A ........................................   NOR           189,000      2,838,376         0.5
    TRANSPORTATION - SHIPPING
  Cortefiel S.A.  ...........................................   SPN            75,774      1,987,310         0.4
    RETAILERS-APPAREL
  Silja Oy AB "A"-/- ........................................   FIN           290,000        887,421         0.2
    TRANSPORTATION - SHIPPING
                                                                                        ------------
                                                                                         193,994,918
                                                                                        ------------
Finance (15.3%)
  Baloise Holdings Ltd. - Registered ........................   SWTZ            6,903     14,375,011         2.6
    INSURANCE - MULTI-LINE
  Cetelem Group .............................................   FR             64,400     12,104,223         2.2
    CONSUMER FINANCE
  M & G Group PLC ...........................................   UK            600,000     11,727,993         2.1
    INVESTMENT MANAGEMENT

    The accompanying notes are an integral part of the financial statements.

                          GT GLOBAL EUROPE GROWTH FUND

                                                                                           Market        % of Net
Equity Investments                                             Country      Shares         Value        Assets {d}
-------------------------------------------------------------  --------   -----------   ------------   -------------
Finance (Continued)
  Mercury Asset Management Group PLC ........................   UK            842,656   $ 11,375,398         2.0
    INVESTMENT MANAGEMENT
  Singer & Friedlander Group PLC  ...........................   UK          6,250,000     10,528,256         1.9
    BANKS-REGIONAL
  Barclays PLC  .............................................   UK            800,000      9,178,699         1.6
    BANKS-MONEY CENTER
  Invesco PLC ...............................................   UK          2,000,000      7,871,449         1.4
    INVESTMENT MANAGEMENT
  National Westminster Bank PLC .............................   UK            566,750      5,706,216         1.0
    BANKS-MONEY CENTER
  Banco Ambrosiano Veneto S.p.A. ............................   ITLY        1,192,000      1,535,687         0.3
    BANKS-MONEY CENTER
  UNI Storebrand AS "A"-/- ..................................   NOR           194,100      1,073,935         0.2
    INSURANCE - MULTI-LINE
                                                                                        ------------
                                                                                          85,476,867
                                                                                        ------------
Consumer Non-Durables (11.2%)
  Industrie Natuzzi S.p.A. - ADR{\/} ........................   ITLY          368,500     16,720,688         3.0
    HOUSEHOLD PRODUCTS
  B.A.T. Industries PLC .....................................   UK          1,654,000     14,572,970         2.6
    TOBACCO
  Adidas AG-/- ..............................................   GER           170,000      8,998,535         1.6
    TEXTILES & APPAREL
  Polygram ..................................................   NETH          152,200      8,096,553         1.5
    RECREATION
  Gucci Group - NY Registered Shares{\/} ....................   ITLY          146,100      5,679,638         1.0
    TEXTILES & APPAREL
  Nutricia Vereenigde Bedrijven N.V. ........................   NETH           62,600      5,073,352         0.9
    FOOD
  De Rigo S.p.A. - ADR{\/} ..................................   ITLY          152,900      3,478,475         0.6
    TEXTILES & APPAREL
                                                                                        ------------
                                                                                          62,620,211
                                                                                        ------------
Capital Goods (8.6%)
  Olivetti Group-/- .........................................   ITLY       17,750,000     14,379,180         2.6
    OFFICE EQUIPMENT
  L.M. Ericsson Telephone Co. ...............................   SWDN          699,600     13,704,212         2.5
    TELECOM EQUIPMENT
  SGS-Thomson Microelectronics N.V. - ADR-/- {\/} ...........   FR            302,380     12,170,795         2.2
    ELECTRICAL PLANT/EQUIPMENT
  Nokia AB "A" ..............................................   FIN           182,400      7,050,411         1.3
    TELECOM EQUIPMENT
                                                                                        ------------
                                                                                          47,304,598
                                                                                        ------------
Health Care (8.0%)
  Ciba-Geigy AG - Registered ................................   SWTZ           19,284     16,983,306         3.0
    PHARMACEUTICALS
  Gehe AG: ..................................................   GER                --             --         3.0
    PHARMACEUTICALS
    Common  .................................................   --             26,000     13,236,627          --
    New-/- ..................................................   --              6,500      3,263,826          --
  Medeva PLC ................................................   UK          2,725,000     11,422,916         2.0
    PHARMACEUTICALS
                                                                                        ------------
                                                                                          44,906,675
                                                                                        ------------

    The accompanying notes are an integral part of the financial statements.

                          GT GLOBAL EUROPE GROWTH FUND

                                                                                           Market        % of Net
Equity Investments                                             Country      Shares         Value        Assets {d}
-------------------------------------------------------------  --------   -----------   ------------   -------------
Technology (5.9%)
  SAP AG ....................................................   GER            60,180   $  9,338,204         1.7
    COMPUTERS & PERIPHERALS
  Austria Mikro Systeme International AG ....................   ASTRI          56,088      9,101,219         1.6
    SEMICONDUCTORS
  Group Axime-/- ............................................   FR             83,170      6,412,740         1.2
    COMPUTERS & PERIPHERALS
  Nera AS ...................................................   NOR           167,000      5,438,364         1.0
    TELECOM TECHNOLOGY
  Benefon Oy-/- .............................................   FIN            96,200      2,390,447         0.4
    TELECOM TECHNOLOGY
                                                                                        ------------
                                                                                          32,680,974
                                                                                        ------------
Consumer Durables (5.5%)
  Autoliv AB ................................................   SWDN          244,750     14,309,199         2.6
    AUTO PARTS
  Hoganas AB "B"  ...........................................   SWDN          419,900     12,274,633         2.2
    AUTO PARTS
  Moulinex-/-  ..............................................   FR            171,800      2,354,147         0.4
    APPLIANCES & HOUSEHOLD
  Bertrand Faure S.A. .......................................   FR             72,713      1,858,907         0.3
    AUTO PARTS
                                                                                        ------------
                                                                                          30,796,886
                                                                                        ------------
Materials/Basic Industry (4.9%)
  Pilkington PLC: ...........................................   UK                 --             --         2.4
    BUILDING MATERIALS & COMPONENTS
    Common  .................................................   --          3,305,700     10,367,201          --
    New .....................................................   --            826,425      2,591,800          --
  Groupe Poliet .............................................   FR            106,200      8,640,221         1.5
    BUILDING MATERIALS & COMPONENTS
  Svedala Industri "AB" - Free ..............................   SWDN          112,800      2,906,472         0.5
    BUILDING MATERIALS & COMPONENTS
  Construcciones y Auxiliar de Ferrocarriles S.A.  ..........   SPN            73,300      2,599,505         0.5
    BUILDING MATERIALS & COMPONENTS
                                                                                        ------------
                                                                                          27,105,199
                                                                                        ------------
Multi Industry/Miscellaneous (1.4%)
  Assystem-/- ...............................................   FR            109,810      7,997,411         1.4
    MULTI-INDUSTRY
                                                                                        ------------
TOTAL EQUITY INVESTMENTS (cost $467,934,875) ................                            532,883,739        95.7
                                                                                        ------------       -----

                                                                            Number
                                                                              of           Market        % of Net
Options (1.6%)                                                 Currency    Contracts       Value        Assets {d}
-------------------------------------------------------------  --------   -----------   ------------   -------------
  Italian Government Bond Call Option, strike 95.48, expires
   8/16/96 (cost $6,292,936)  ...............................   ITL         2,820,000      8,967,066         1.6
                                                                                        ------------       -----

TOTAL INVESTMENTS (cost $474,227,811) * .....................                            541,850,805        97.3
Other Assets and Liabilities ................................                             15,266,328         2.7
                                                                                        ------------       -----

NET ASSETS ..................................................                           $557,117,133       100.0
                                                                                        ------------       -----
                                                                                        ------------       -----

----------------

        {d} Percentages indicated are based on net assets of $557,117,133. {\/} U.S. currency denominated.
        -/-  Non-income producing security.

    The accompanying notes are an integral part of the financial statements.

                          GT GLOBAL EUROPE GROWTH FUND

          * For Federal income tax purposes, cost is $476,575,883 and appreciation (depreciation) is as follows:

                 Unrealized appreciation:         $  91,445,368
                 Unrealized depreciation:           (26,170,446)
                                                  -------------
                 Net unrealized appreciation:     $  65,274,922
                                                  -------------
                                                  -------------

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

The Fund's Portfolio of Investments at December 31, 1995, was concentrated in the following countries:

                                         Percentage of Net Assets
                                                    {d}
                                        ---------------------------
                                                 Short-Term
Country(Country Code/Currency Code)     Equity    & Other     Total
--------------------------------------  ------   ----------   -----
Austria (ASTRI/ATS) ..................    1.6                   1.6
Finland (FIN/FIM) ....................    1.9                   1.9
France (FR/FRF) ......................   16.1                  16.1
Germany (GER/DEM) ....................    7.5                   7.5
Italy (ITLY/ITL) .....................    9.6        1.6       11.2
Netherlands (NETH/NLG) ...............   10.4                  10.4
Norway (NOR/NOK) .....................    1.7                   1.7
Spain (SPN/ESP) ......................    2.3                   2.3
Sweden (SWDN/SEK) ....................    7.8                   7.8
Switzerland (SWTZ/CHF) ...............    5.6                   5.6
United Kingdom (UK/GBP) ..............   31.2                  31.2
Other ................................               2.7        2.7
                                        ------       ---      -----
Total  ...............................   95.7        4.3      100.0
                                        ------       ---      -----
                                        ------       ---      -----

----------------
{d}  Percentages indicated are based on net assets of $557,117,133.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                 FORWARD FOREIGN CURRENCY CONTRACTS OUTSTANDING
                               DECEMBER 31, 1995

                                                                                 Market Value                          Unrealized
                                                                                     (U.S.      Contract   Delivery   Appreciation
Contracts to Sell:                                                                 Dollars)       Price      Date     (Depreciation)
-------------------------------------------------------------------------------  -------------  ---------  ---------  -------------
French Francs..................................................................     1,821,779     4.91125   02/06/96   $    (9,613)
French Francs..................................................................    27,749,739     4.88280   02/16/96        10,338
German Deutsche Marks..........................................................     8,948,223     1.42738   02/29/96        12,250
German Deutsche Marks..........................................................     9,584,884     1.42738   02/29/96        13,120
Netherland Guilders............................................................    18,185,097     1.58000   02/15/96       194,650
                                                                                 -------------                        -------------
  Total Contracts to Sell (Payable amount $66,068,977).........................    66,289,722                              220,745
                                                                                 -------------                        -------------
THE VALUE OF CONTRACTS TO SELL AS A PERCENTAGE OF NET ASSETS IS 11.90%

  Total Open Forward Foreign Currency Contracts................................                                        $   220,745
                                                                                                                      -------------
                                                                                                                      -------------

----------------
See Note 1 to the financial statements.

    The accompanying notes are an integral part of the financial statements.

                          GT GLOBAL EUROPE GROWTH FUND

                              STATEMENT OF ASSETS
                                AND LIABILITIES

                               December 31, 1995

--------------------------------------------------------------------------------

Assets:
  Investments in securities, at value (cost
   $474,227,811) (Note 1)...........................     $ 541,850,805
  Receivable for Fund shares sold...................        17,989,829
  Receivable for securities sold....................         8,702,672
  Dividends and dividend withholding tax reclaims
   receivable.......................................         2,180,254
  Receivable for open forward foreign currency
   contracts (Note 1)...............................           220,745
  Cash held as collateral for securities loaned
   (Note 1).........................................        14,090,397
                                                         -------------
    Total assets....................................       585,034,702
                                                         -------------
Liabilities:
  Due to custodian..................................         5,483,690
  Payable for Fund shares repurchased...............         4,899,387
  Payable for securities purchased..................         2,339,273
  Payable for investment management and
   administration fees (Note 2).....................           450,920
  Payable for service and distribution expenses
   (Note 2).........................................           206,038
  Payable for printing and postage expenses.........           178,273
  Payable for transfer agent fees (Note 2)..........           176,652
  Payable for professional fees.....................            32,619
  Payable for custodian fees (Note 1)...............            26,203
  Payable for registration and filing fees..........            13,005
  Payable for fund accounting fees (Note 2).........            11,818
  Payable for Trustees' fees and expenses (Note
   2)...............................................             3,764
  Other accrued expenses............................             5,530
  Collateral for securities loaned (Note 1).........        14,090,397
                                                         -------------
    Total liabilities...............................        27,917,569
                                                         -------------
Net assets..........................................     $ 557,117,133
                                                         -------------
                                                         -------------
Class A:
Net asset value and redemption price per share
 ($483,374,580 DIVIDED BY 44,432,429 shares
 outstanding).......................................     $       10.88
                                                         -------------
                                                         -------------
Maximum offering price per share
 (100/95.25 of $10.88) *............................     $       11.42
                                                         -------------
                                                         -------------
Class B:+
Net asset value and offering price per share
 ($73,024,567 DIVIDED BY 6,752,818 shares
 outstanding).......................................     $       10.81
                                                         -------------
                                                         -------------
Advisor Class:
Net asset value, offering price per share, and
 redemption price per share
 ($717,986 DIVIDED BY 66,156 shares outstanding)....     $       10.85
                                                         -------------
                                                         -------------
Net assets consist of:
  Paid in capital (Note 4)..........................     $ 671,459,517
  Undistributed net investment income...............           285,680
  Accumulated net realized loss on investments and
   foreign currency transactions....................      (182,501,560)
  Net unrealized appreciation on translation of
   assets and liabilities in foreign currencies.....           250,502
  Net unrealized appreciation of investments........        67,622,994
                                                         -------------
Total -- representing net assets applicable to
 capital shares outstanding.........................     $ 557,117,133
                                                         -------------
                                                         -------------

----------------
   * On sales of $50,000 or more, the offering price is reduced.
   + Redemption price per share is equal to the net asset value per share less any applicable contingent deferred sales charge.

    The accompanying notes are an integral part of the financial statements.

                          GT GLOBAL EUROPE GROWTH FUND

                            STATEMENT OF OPERATIONS

                          Year ended December 31, 1995

--------------------------------------------------------------------------------

Investment income: (Note 1)
  Dividend income (net of foreign withholding tax of
   $2,103,218)................................................     $13,275,187
  Interest income.............................................         748,304
                                                                   -----------
    Total investment income...................................      14,023,491
                                                                   -----------
Expenses:
  Investment management and administration fees (Note 2)......       6,161,265
  Transfer agent fees (Note 2)................................       2,415,470
  Service and distribution expenses: (Note 2)
    Class A..................................     $  1,952,376
    Class B..................................          771,586       2,723,962
                                                  ------------
  Custodian fees (Note 1).....................................         523,522
  Fund accounting fees (Note 2)...............................         159,169
  Printing and postage expenses...............................         334,627
  Audit fees..................................................          51,625
  Legal fees..................................................          28,348
  Registration and filing fees................................          70,375
  Trustees' fees and expenses (Note 2)........................          26,289
  Insurance expenses..........................................           1,298
  Other expenses..............................................          10,001
                                                                   -----------
    Total expenses before reductions..........................      12,505,951
                                                                   -----------
      Expense reductions (Notes 1 & 5)........................        (391,842)
                                                                   -----------
    Total net expenses........................................      12,114,109
                                                                   -----------
Net investment income.........................................       1,909,382
                                                                   -----------
Net realized and unrealized gain on
investments and foreign currencies: (Note 1)
  Net realized gain on investments...........       66,927,280
  Net realized loss on foreign currency
   transactions..............................      (40,617,970)
                                                  ------------
    Net realized gain during the year.........................      26,309,310
  Net change in unrealized appreciation on
   translation of assets and liabilities in
   foreign currencies........................         (158,136)
  Net change in unrealized appreciation of
   investments...............................       32,353,329
                                                  ------------
    Net unrealized appreciation during the year...............      32,195,193
                                                                   -----------
Net realized and unrealized gain on investments and foreign
 currencies...................................................      58,504,503
                                                                   -----------
Net increase in net assets resulting from operations..........     $60,413,885
                                                                   -----------
                                                                   -----------

    The accompanying notes are an integral part of the financial statements.

                          GT GLOBAL EUROPE GROWTH FUND

                       STATEMENT OF CHANGES IN NET ASSETS

--------------------------------------------------------------------------------

                                                     YEAR ENDED             YEAR ENDED
                                                  DECEMBER 31, 1995      DECEMBER 31, 1994
                                                  -----------------      -----------------
Decrease in net assets
Operations:
  Net investment income......................      $    1,909,382         $    4,829,645
  Net realized gain on investments and
   foreign currency transactions.............          26,309,310             45,153,682
  Net change in unrealized depreciation on
   translation of assets and liabilities in
   foreign currencies........................            (158,136)            (6,292,249)
  Net change in unrealized appreciation
   (depreciation) of investments.............          32,353,329            (91,044,462)
                                                  -----------------      -----------------
    Net increase (decrease) in net assets
     resulting from operations...............          60,413,885            (47,353,384)
                                                  -----------------      -----------------
Class A:
Distributions to shareholders: (Note 1)
  From net investment income.................          (4,239,316)            (3,125,751)
  From net realized gain on investments......          (1,762,043)                    --
  In excess of net investment income.........                  --             (8,333,619)
Class B:
Distributions to shareholders: (Note 1)
  From net investment income.................            (173,659)                    --
  From net realized gain on investments......            (269,455)                    --
  In excess of net investment income.........                  --             (1,040,571)
Advisor Class:
Distributions to shareholders: (Note 1)
  From net investment income.................              (9,151)                    --
  From net realized gain on investments......              (2,596)                    --
                                                  -----------------      -----------------
    Total distributions......................          (6,456,220)           (12,499,941)
                                                  -----------------      -----------------
Capital share transactions: (Note 4)
  Increase from capital shares sold and
   reinvested................................       1,608,239,408          1,287,884,918
  Decrease from capital shares repurchased...      (1,832,994,490)        (1,388,865,472)
                                                  -----------------      -----------------
    Net decrease from capital share
     transactions............................        (224,755,082)          (100,980,554)
                                                  -----------------      -----------------
Total decrease in net assets.................        (170,797,417)          (160,833,879)
Net assets:
  Beginning of year..........................         727,914,550            888,748,429
                                                  -----------------      -----------------
  End of year................................      $  557,117,133         $  727,914,550
                                                  -----------------      -----------------
                                                  -----------------      -----------------

    The accompanying notes are an integral part of the financial statements.

                          GT GLOBAL EUROPE GROWTH FUND

                              FINANCIAL HIGHLIGHTS

--------------------------------------------------------------------------------
Contained below is per share operating performance data for a share outstanding throughout each period, total investment return, ratios and supplemental data. This information has been derived from information provided in the financial statements.

                                                                      CLASS A+
                                          ----------------------------------------------------------------
                                                              YEAR ENDED DECEMBER 31,
                                          ----------------------------------------------------------------
                                           1995 (A)     1994 (A)     1993 (A)     1992 (A)        1991
                                          -----------  -----------  -----------  -----------  ------------
Per Share Operating Performance:
Net asset value, beginning of period....  $    10.03   $    10.84   $     8.51   $     9.59   $      9.33
                                          -----------  -----------  -----------  -----------  ------------
Income from investment operations:
  Net investment income.................        0.04         0.06         0.05         0.11**        0.21
  Net realized and unrealized gain
   (loss) on investments................        0.95        (0.69)        2.36        (1.19)         0.19
                                          -----------  -----------  -----------  -----------  ------------
    Net increase (decrease) from
     investment operations..............        0.99        (0.63)        2.41        (1.08)         0.40
                                          -----------  -----------  -----------  -----------  ------------
Distributions to shareholders:
  From net investment income............       (0.10)       (0.05)       (0.06)          --         (0.14)
  From net realized gain on
   investments..........................       (0.04)          --           --           --            --
  In excess of net investment income....          --           --        (0.02)          --            --
  In excess of net realized gain on
   investments..........................          --        (0.13)          --           --            --
                                          -----------  -----------  -----------  -----------  ------------
    Total distributions.................       (0.14)       (0.18)       (0.08)          --         (0.14)
                                          -----------  -----------  -----------  -----------  ------------
Net asset value, end of period..........  $    10.88   $    10.03   $    10.84   $     8.51   $      9.59
                                          -----------  -----------  -----------  -----------  ------------
                                          -----------  -----------  -----------  -----------  ------------
Total investment return(d)..............        9.86%        (5.8)%       28.3%       (11.3)%         4.3%
Ratios and supplemental data:
Net assets, end of period (in 000's)....  $  483,375   $  646,313   $  854,701   $  781,607   $ 1,211,709
Ratio of net investment income (loss) to
 average net assets.....................        0.38%        0.61%         0.6%         1.2%**         1.7%
Ratio of expenses to average net assets:
  With expense reductions (Notes 1 &
   5)...................................        1.83%        1.73%         1.9%         2.0%**         1.8%
  Without expense reductions............        1.89%        1.81%          --%*         --%*          --%*
Portfolio turnover rate++++.............         108%          91%          67%          65%           55%

----------------

  + All capital shares issued and outstanding as of March 31, 1993, were reclassified as Class A shares.
 ++  Commencing April 1, 1993, the Fund began offering Class B shares.
+++ Commencing June 1, 1995, the Fund began offering Advisor Class shares. ++++ Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
  * Calculation of "Ratio of expenses to average net assets" was made without considering the effect of expense reductions, if any.
 * * Includes reimbursement by G.T. Capital Management, Inc. of Fund Class A operating expenses of less than one cent per share. Without such reimbursement, the ratio of expenses to average net assets would have been 2.1% and the ratio of net investment income to average net assets would have been 1.2% (See Note 2).
(a) Calculated based upon weighted average shares outstanding during the period.
(b)  Annualized.
(c)  Not Annualized.
(d)  Total Investment return does not include sales charges.

    The accompanying notes are an integral part of the financial statements.

                          GT GLOBAL EUROPE GROWTH FUND

--------------------------------------------------------------------------------
Contained below is per share operating performance data for a share outstanding throughout each period, total investment return, ratios and supplemental data. This information has been derived from information provided in the financial statements.

                                                        CLASS B++                   ADVISOR
                                          -------------------------------------     CLASS+++
                                                                                 --------------
                                           YEAR ENDED DECEMBER    APRIL 1, 1993   JUNE 1, 1995
                                                   31,                 TO              TO
                                          ----------------------  DECEMBER 31,    DECEMBER 31,
                                           1995 (A)    1994 (A)     1993 (A)        1995 (A)
                                          ----------  ----------  -------------  --------------
Per Share Operating Performance:
Net asset value, beginning of period....  $    9.97   $   10.79    $     9.02      $   10.24
                                          ----------  ----------  -------------      -------
Income from investment operations:
  Net investment income.................      (0.03)         --            --           0.08
  Net realized and unrealized gain
   (loss) on investments................       0.94       (0.69)         1.85           0.71
                                          ----------  ----------  -------------      -------
    Net increase (decrease) from
     investment operations..............       0.91       (0.69)         1.85           0.79
                                          ----------  ----------  -------------      -------
Distributions to shareholders:
  From net investment income............      (0.03)         --         (0.06)         (0.14)
  From net realized gain on
   investments..........................      (0.04)         --            --          (0.04)
  In excess of net investment income....         --          --         (0.02)          0.00
  In excess of net realized gain on
   investments..........................         --       (0.13)           --           0.00
                                          ----------  ----------  -------------      -------
    Total distributions.................      (0.07)      (0.13)        (0.08)         (0.18)
                                          ----------  ----------  -------------      -------
Net asset value, end of period..........  $   10.81   $    9.97    $    10.79      $   10.85
                                          ----------  ----------  -------------      -------
                                          ----------  ----------  -------------      -------
Total investment return(d)..............       9.20%      (6.38)%        20.5 %(c)        7.75 %(c)
Ratios and supplemental data:
Net assets, end of period (in 000's)....  $  73,025   $  81,602    $   34,048      $     718
Ratio of net investment income (loss) to
 average net assets.....................      (0.27)%     (0.04)%        (0.1)%(b)        0.73 %(b)
Ratio of expenses to average net assets:
  With expense reductions (Notes 1 &
   5)...................................       2.48%       2.38%          2.6 %(b)        1.48 %(b)
  Without expense reductions............       2.54%       2.46%           -- %*        1.54 %(b)
Portfolio turnover rate++++.............        108%         91%           67 %          108 %

----------------

  + All capital shares issued and outstanding as of March 31, 1993, were reclassified as Class A shares.
 ++  Commencing April 1, 1993, the Fund began offering Class B shares.
+++ Commencing June 1, 1995, the Fund began offering Advisor Class shares. ++++ Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
  * Calculation of "Ratio of expenses to average net assets" was made without considering the effect of expense reductions, if any.
 * * Includes reimbursement by G.T. Capital Management, Inc. of Fund Class A operating expenses of less than one cent per share. Without such reimbursement, the ratio of expenses to average net assets would have been 2.1% and the ratio of net investment income to average net assets would have been 1.2% (See Note 2).
(a) Calculated based upon weighted average shares outstanding during the period.
(b)  Annualized.
(c)  Not Annualized.
(d)  Total Investment return does not include sales charges.

    The accompanying notes are an integral part of the financial statements.

                          GT GLOBAL EUROPE GROWTH FUND

                                    NOTES TO
                              FINANCIAL STATEMENTS

                               December 31, 1995

--------------------------------------------------------------------------------

1. SIGNIFICANT ACCOUNTING POLICIES
GT Global Europe Growth Fund ("Fund") is a separate series of GT Global Growth Series ("Company"). The Company is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended ("1940 Act"), as a diversified, open-end management investment company. The Company has eight series of shares in operation, each series corresponding to a distinct portfolio of investments.

The Fund offers Class A, Class B, and Advisor Class shares, each of which has equal rights as to assets and voting privileges. Class A and Class B each has exclusive voting rights with respect to its distribution plan. The Fund commenced sale of Advisor Class shares on June 1, 1995. Investment income, realized and unrealized capital gains and losses, and the common expenses of the Fund are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class of shares differs in its respective distribution expenses, and may differ in its transfer agent, registration, and certain other class-specific fees and expenses.

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of the financial statements. The policies are in conformity with generally accepted accounting principles, and, therefore, the financial statements may include certain estimates from management.

(A)  PORTFOLIO VALUATION
The Fund calculates the net asset value of and completes orders to purchase, exchange or repurchase Fund shares on each business day, with the exception of those days on which the New York Stock Exchange is closed.

Equity securities are valued at the last sale price on the exchange on which such securities are traded or on the principal over-the-counter market in which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. In cases where securities are traded on more than one exchange, the securities are valued on the exchange determined by LGT Asset Management, Inc. ("LGT", formerly known as G.T. Capital Management, Inc.) to be the primary market.

Fixed income investments are valued at the mean of representative quoted bid and ask prices for such investments or, if such prices are not available, at prices for investments of comparative maturity, quality and type; however, when LGT deems it appropriate, prices obtained for the day of valuation from a bond pricing service will be used. Short-term investments with a maturity of 60 days or less are valued at amortized cost, adjusted for foreign exchange translation and market fluctuation, if any.

Investments for which market quotations are not readily available (including restricted securities which are subject to limitations on their sale) are valued at fair value as determined in good faith by or under the direction of the Company's Board of Trustees.

Portfolio securities which are primarily traded on foreign exchanges are generally valued at the preceding closing values of such securities on their respective exchanges, and those values are then translated into U.S. dollars at the current exchange rates, except that when an occurrence subsequent to the time a value was so established is likely to have materially changed such value, then the fair value of those securities will be determined by consideration of other factors by or under the direction of the Company's Board of Trustees.

(B)  FOREIGN CURRENCY TRANSLATION
The accounting records of the Fund are maintained in U.S. dollars. The market values of foreign securities, currency holdings, other assets and liabilities are recorded in the books and records of the Fund after translation to U.S. dollars based on the exchange rates on that day. The cost of each security is determined using historical exchange rates. Income and withholding taxes are translated at prevailing exchange rates when earned or incurred.

The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Reported net realized foreign exchange gains and losses arise from sales and maturities of short-term securities, forward foreign currency contracts, sales of foreign currencies, currency gains or losses realized

                          GT GLOBAL EUROPE GROWTH FUND
between the trade and settlement dates on securities transactions, and the differences between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains or losses arise from changes in the value of assets and liabilities other than investments in securities at year end, resulting from changes in exchange rates.

(C)  REPURCHASE AGREEMENTS
With respect to repurchase agreements entered into by the Fund, it is the Fund's policy to always receive, as collateral, United States government securities or other high quality debt securities of which the value, including accrued interest, is at least equal to the amount to be repaid to the Fund under each agreement at its maturity. LGT is responsible for determining that the value of these underlying securities remains at least equal to the resale price.

(D)  FORWARD FOREIGN CURRENCY CONTRACTS
A forward foreign currency contract ("Forward Contract") is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of the Forward Contract fluctuates with changes in currency exchange rates. The Forward Contract is marked-to-market daily and the change in market value is recorded by the Fund as an unrealized gain or loss. When the Forward Contract is closed, the Fund records a realized gain or loss equal to the difference between the value at the time it was opened and the value at the time it was closed. The Fund could be exposed to risk if a counterparty is unable to meet the terms of the contract or if the value of the currency changes unfavorably. The Fund may enter into Forward Contracts in connection with planned purchases or sales of securities, or to hedge against adverse fluctuations in exchange rates between currencies.

(E) OPTION ACCOUNTING PRINCIPLES
When the Fund writes a call or put option, an amount equal to the premium received is included in the Fund's "Statement of Assets and Liabilities" as an asset and an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option. The current market value of an option listed on a traded exchange is valued at its last bid price, or, in the case of an over-the-counter option, is valued at the average of the last bid prices obtained from brokers, unless a quotation from only one broker is available, in which case only that broker's price will be used. If an option expires on its stipulated expiration date or if the Fund enters into a closing purchase transaction, a gain or loss is realized without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is extinguished. If a written call option is exercised, a gain or loss is realized from the sale of the underlying security and the proceeds of the sale are increased by the premium originally received. If a written put option is exercised, the cost of the underlying security purchased would be decreased by the premium originally received. The Fund can write options only on a covered basis, which, for a call, requires that the Fund hold the underlying security, and, for a put, requires the Fund to set aside cash, U.S. government securities or other liquid, high-grade debt securities in an amount not less than the exercise price or otherwise provide adequate cover at all times while the put option is outstanding. The Fund may use options to manage its exposure to the stock market and to fluctuations in currency values or interest rates.

The premium paid by the Fund for the purchase of a call or put option is included in the Fund's "Statement of Assets and Liabilities" as an investment and subsequently "marked-to-market" to reflect the current market value of the option. If an option which the Fund has purchased expires on the stipulated expiration date, the Fund realizes a loss in the amount of the cost of the option. If the Fund enters into a closing sale transaction, the Fund realizes a gain or loss, depending on whether proceeds from the closing sale transaction are greater or less than the cost of the option. If the Fund exercises a call option, the cost of the securities acquired by exercising the call is increased by the premium paid to buy the call. If the Fund exercises a put option, it realizes a gain or loss from the sale of the underlying security, and the proceeds from such sale are decreased by the premium originally paid.

The risk associated with purchasing options is limited to the premium originally paid. The risk in writing a call option is that the Fund may forego the opportunity of profit if the market value of the underlying security or index increases and the option is exercised. The risk in writing a put option is that the Fund may incur a loss if the market value of the underlying security or index decreases and the option is exercised. In addition, there is the risk the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

(F)  FUTURES CONTRACTS
A futures contract is an agreement between two parties to buy and sell a security at a set price on a future date. Upon entering into such a contract the Fund is required to pledge to the broker an amount of cash or securities equal to the minimum "initial margin" requirements of the exchange on which the

                          GT GLOBAL EUROPE GROWTH FUND
contract is traded. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as "variation margin" and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The potential risk to the Fund is that the change in value of the underlying securities may not correlate to the change in value of the contracts. The Fund may use futures contracts to manage its exposure to the stock market and to fluctuations in currency values or interest rates.

(G) SECURITY TRANSACTIONS AND RELATED INVESTMENT INCOME
Security transactions are accounted for on the trade date (date the order to buy or sell is executed). The cost of securities sold is determined on a first-in, first-out basis, unless otherwise specified. Dividends are recorded on the ex-dividend date. Interest income is recorded on the accrual basis. Where a high level of uncertainty exists as to its collection, income is recorded net of all withholding tax with any rebate recorded when received. The Fund may trade securities on other than normal settlement terms. This may increase the risk if the other party to the transaction fails to deliver and causes the Fund to subsequently invest at less than advantageous prices.

(H)  PORTFOLIO SECURITIES LOANED
At December 31, 1995, securities with an aggregate value of $13,284,677 were on loan to brokers. The loans were secured by cash collateral of $14,090,397, received by the Fund. For international securities, cash collateral is received by the Fund against loaned securities in an amount at least equal to 105% of the market value of the loaned securities at the inception of each loan. This collateral must be maintained at not less than 103% of the market value of the loaned securities during the period of the loan. For domestic securities, cash collateral is received by the Fund against loaned securities in an amount at least equal to 102% of the market value of the loaned securities at the inception of each loan. This collateral must be maintained at not less than 100% of the market value of the loaned securities during the period of the loan. For the year ended December 31, 1995, the Fund earned securities lending fees of $212,235 which were used to reduce custodian fees.

(I)  TAXES
It is the policy of the Fund to meet the requirements for qualification as a "regulated investment company" under the Internal Revenue Code of 1986, as amended ("Code"). It is also the intention of the Fund to make distributions sufficient to avoid imposition of any excise tax under Section 4982 of the Code. Therefore, no provision has been made for Federal taxes on income, capital gains, or unrealized appreciation of securities held, and excise tax on income and capital gains. The Fund currently has a capital loss carryforward of $180,151,215 of which $22,772,831 expires in 1999, $152,895,949 expires in 2000, and $4,482,435 expires in 2001.

(J)  DISTRIBUTIONS TO SHAREHOLDERS
Distributions to shareholders are recorded by the Fund on the ex-date. Income and capital gain distributions are determined in accordance with Federal income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments of income and gains on various investment securities held by the Fund and timing differences.

(K)  FOREIGN SECURITIES
There are certain additional considerations and risks associated with investing in foreign securities and currency transactions that are not inherent in investments of domestic origin. These risks of investing in foreign markets may include foreign currency exchange rate fluctuations, perceived credit risk, adverse political and economic developments and possible adverse foreign government intervention.

(L)  RESTRICTED SECURITIES
The Fund is permitted to invest in privately placed restricted securities. These securities may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult.

(M)  INDEXED SECURITIES
The Fund may invest in indexed securities whose value is linked either directly or indirectly to changes in foreign currencies, interest rates, equities, indices, or other reference instruments. Indexed securities may be more volatile than the reference instrument itself, but any loss is limited to the amount of the original investment.

2. RELATED PARTIES
LGT is the Fund's investment manager and administrator. The Fund pays investment management and administration fees to LGT at the following annualized rates of 0.975% on the first $500 million of average daily net assets of the Fund; 0.95% on the next $500 million; 0.925% on the next $500 million and 0.90% on amounts thereafter. These fees are computed daily and paid monthly, and are subject to reduction in any year to the extent that the Fund's

                          GT GLOBAL EUROPE GROWTH FUND
expenses (exclusive of brokerage commissions, taxes, interest, distribution-related expenses and extraordinary expenses) exceed the most stringent limits prescribed by the laws or regulations of any state in which the Fund's shares are offered for sale, based on the average total net asset value of the Fund.

GT Global, Inc. ("GT Global", formerly known as G.T. Global Financial Services, Inc.), an affiliate of LGT, serves as the Fund's distributor. The Fund offers Class A, Class B, and Advisor Class shares for purchase.

Class A shares are subject to initial sales charges imposed at the time of purchase, in accordance with the schedule included in the Fund's current prospectus. GT Global collects the sales charges imposed on sales of Class A shares, and reallows a portion of such charges to dealers through which the sales are made. For the year ended December 31, 1995, GT Global retained $51,964 of such sales charges. Purchases of Class A shares exceeding $500,000 may be subject to a contingent deferred sales charge ("CDSC") upon redemption, in accordance with the Fund's current prospectus. GT Global collected CDSCs in the amount of $23,179 for the year ended December 31, 1995. GT Global also makes ongoing shareholder servicing and trail commission payments to dealers whose clients hold Class A shares.

Class B shares are not subject to initial sales charges. When Class B shares are sold, GT Global from its own resources pays commissions to dealers through which the sales are made. Certain redemptions of Class B shares made within six years of purchase are subject to CDSCs, in accordance with the Fund's current prospectus. For the year ended December 31, 1995, GT Global collected CDSCs in the amount of $487,140. In addition, GT Global makes ongoing shareholder servicing and trail commission payments to dealers whose clients hold Class B shares.

Pursuant to Rule 12b-1 under the 1940 Act, the Company's Board of Trustees has adopted separate distribution plans with respect to the Fund's Class A shares ("Class A Plan") and Class B shares ("Class B Plan"), pursuant to which the Fund reimburses GT Global for a portion of its shareholder servicing and distribution expenses. Under the Class A Plan, the Fund may pay GT Global a service fee at the annualized rate of up to 0.25% of the average daily net assets of the Fund's Class A shares for GT Global's expenditures incurred in servicing and maintaining shareholder accounts, and may pay GT Global a distribution fee at the annualized rate of up to 0.35% of the average daily net assets of the Fund's Class A shares, less any amounts paid by the Fund as the aforementioned service fee, for GT Global's expenditures incurred in providing services as distributor. All expenses for which GT Global is reimbursed under the Class A Plan will have been incurred within one year of such reimbursement.
Pursuant to the Fund's Class B Plan, the Fund may pay GT Global a service fee at the annualized rate of up to 0.25% of the average daily net assets of the Fund's Class B shares for GT Global's expenditures incurred in servicing and maintaining shareholder accounts, and may pay GT Global a distribution fee at the annualized rate of up to 0.75% of the average daily net assets of the Fund's Class B shares for GT Global's expenditures incurred in providing services as distributor. Expenses incurred under the Class B Plan in excess of 1.00% annually may be carried forward for reimbursement in subsequent years as long as that Plan continues in effect.

LGT and GT Global have voluntarily undertaken to limit the Fund's expenses (exclusive of brokerage commissions, taxes, interest and extraordinary items) to the maximum annual rate of 2.25%, 2.90%, and 1.90% of the average daily net assets of the Fund's Class A, Class B, and Advisor Class shares, respectively. If necessary, this limitation will be effected by waivers by LGT of investment management and administration fees, waivers by GT Global of payments under the Class A Plan and/or Class B Plan and/or reimbursements by LGT or GT Global of portions of the Fund's other operating expenses.

GT Global Investor Services, Inc. ("GT Services"), an affiliate of LGT and GT Global, is the transfer agent of the Fund. For performing shareholder servicing, reporting, and general transfer agent services, GT Services receives an annual maintenance fee of $17.50 per account, a new account fee of $4.00 per account, a per transaction fee of $1.75 for all transactions other than exchanges and a per exchange fee of $2.25. GT Services also is reimbursed by the Fund for its out-of-pocket expenses for such items as postage, forms, telephone charges, stationery and office supplies.

Effective July 1, 1995, LGT has assumed the role of pricing and accounting agent for the Fund. The monthly fee for these services to LGT is a percentage, not to exceed 0.03% annually, of the Fund's average daily net assets. The annual fee rate is derived by applying 0.03% to the first $5 billion of assets of all registered mutual funds advised by LGT ("GT Funds") and 0.02% to the assets in excess of $5 billion and dividing the result by the aggregate assets of the GT Funds. For the period ended December 31, 1995, the Fund paid fund accounting fees of $62,660 to LGT.

The Company pays each of its Trustees who is not an employee, officer or director of LGT, GT Global or GT Services $5,000 per year plus $300 for each meeting of the board or any committee thereof attended by the Trustee.

                          GT GLOBAL EUROPE GROWTH FUND

3. PURCHASES AND SALES OF SECURITIES
For the year ended December 31, 1995, purchases and sales of investment securities by the Fund, other than U.S. government obligations and short-term investments, aggregated $658,547,113 and $920,403,071, respectively. There were no purchases or sales of U.S. government obligations by the Fund during the year.

4.  CAPITAL SHARES
At December 31, 1995, there were an unlimited number of shares of beneficial interest authorized, at no par value. Transactions in capital shares of the Fund were as follows:

                           CAPITAL SHARE TRANSACTIONS

                                                                               YEAR ENDED                     YEAR ENDED
                                                                            DECEMBER 31, 1995              DECEMBER 31, 1994
                                                                      -----------------------------  -----------------------------
CLASS A                                                                  SHARES         AMOUNT          SHARES         AMOUNT
                                                                      ------------  ---------------  ------------  ---------------
Shares sold.........................................................   148,571,806  $ 1,551,431,041   109,168,643  $ 1,160,153,253
Shares issued in connection with reinvestment of distributions......       415,180        4,458,262       874,425        8,526,677
                                                                      ------------  ---------------  ------------  ---------------
                                                                       148,986,986    1,555,889,303   110,043,068    1,168,679,930
Shares repurchased..................................................  (169,021,976)  (1,766,588,469) (124,431,789)  (1,325,037,548)
                                                                      ------------  ---------------  ------------  ---------------
Net decrease........................................................   (20,034,990) $  (210,699,166)  (14,388,721) $  (156,357,618)
                                                                      ------------  ---------------  ------------  ---------------
                                                                      ------------  ---------------  ------------  ---------------


                                                                               YEAR ENDED                     YEAR ENDED
                                                                            DECEMBER 31, 1995              DECEMBER 31, 1994
                                                                      -----------------------------  -----------------------------
CLASS B                                                                  SHARES         AMOUNT          SHARES         AMOUNT
                                                                      ------------  ---------------  ------------  ---------------
Shares sold.........................................................     4,792,541  $    50,660,689    10,710,316  $   118,315,558
Shares issued in connection with reinvestment of distributions......        35,327          377,127        91,703          889,430
                                                                      ------------  ---------------  ------------  ---------------
                                                                         4,827,868       51,037,816    10,802,019      119,204,988
Shares repurchased..................................................    (6,262,885)     (65,780,212)   (5,769,922)     (63,827,924)
                                                                      ------------  ---------------  ------------  ---------------
Net increase (decrease).............................................    (1,435,017) $   (14,742,396)    5,032,097  $    55,377,064
                                                                      ------------  ---------------  ------------  ---------------
                                                                      ------------  ---------------  ------------  ---------------

                                                                              JUNE 1, 1995
                                                                            (COMMENCEMENT OF
                                                                             SALE OF SHARES)
                                                                          TO DECEMBER 31, 1995
                                                                      -----------------------------
ADVISOR CLASS                                                            SHARES         AMOUNT
                                                                      ------------  ---------------
Shares sold.........................................................       122,102  $     1,300,674
Shares issued in connection with reinvestment of distributions......         1,098           11,615
                                                                      ------------  ---------------
                                                                           123,200        1,312,289
Shares repurchased..................................................       (57,044)        (625,809)
                                                                      ------------  ---------------
Net increase........................................................        66,156  $       686,480
                                                                      ------------  ---------------
                                                                      ------------  ---------------

5.  EXPENSE REDUCTIONS
LGT has directed certain portfolio trades to brokers who paid a portion of the Fund's expenses. For the year ended December 31, 1995, the Fund's expenses were reduced by $179,607 under these arrangements.

--------------
FEDERAL TAX INFORMATION (UNAUDITED):
For its fiscal year ended December 31, 1995, the total amount of income received by the Fund from sources within foreign countries and possessions of the United States was approximately $0.305 per share (representing an approximate total of $15,459,700). The total amount of taxes paid by the Fund to such countries was approximately $0.0415 per share (representing an approximate total of $2,103,218).

                          GT GLOBAL EUROPE GROWTH FUND

                                     NOTES

--------------------------------------------------------------------------------

                          GT GLOBAL EUROPE GROWTH FUND

                             GT GLOBAL MUTUAL FUNDS

  GT GLOBAL OFFERS A BROAD RANGE OF MUTUAL FUNDS TO COMPLEMENT MANY INVESTORS' PORTFOLIOS. FOR MORE INFORMATION AND A PROSPECTUS ON ANY OF THE GT GLOBAL MUTUAL FUNDS, PLEASE CONTACT YOUR INVESTMENT COUNSELOR OR CALL GT GLOBAL DIRECTLY AT 1-800-824-1580. THE PROSPECTUS CONTAINS MORE COMPLETE INFORMATION, INCLUDING CHARGES, EXPENSES AND RISKS. INVESTORS SHOULD READ THE PROSPECTUS CAREFULLY BEFORE INVESTING.

GROWTH FUNDS

/ / GLOBALLY DIVERSIFIED FUNDS

GT GLOBAL WORLDWIDE GROWTH FUND
Invests around the world, including the U.S.

GT GLOBAL INTERNATIONAL GROWTH FUND
Provides portfolio diversity by investing outside the U.S.

GT GLOBAL EMERGING MARKETS FUND
Gives access to the growth potential of developing economies

/ / GLOBAL THEME FUNDS

GT GLOBAL HEALTH CARE FUND
Invests in growing health care industries worldwide

GT GLOBAL TELECOMMUNICATIONS FUND
Invests in companies worldwide that develop, manufacture, or sell telecommunications services or equipment

GT GLOBAL INFRASTRUCTURE FUND
Seeks companies that build, improve, or maintain a country's infrastructure

GT GLOBAL FINANCIAL SERVICES FUND
Focuses on the worldwide opportunities from the demand for financial services and products

GT GLOBAL NATURAL RESOURCES FUND
Concentrates on companies that own, explore, or develop natural resources

GT GLOBAL CONSUMER PRODUCTS AND SERVICES FUND
Invests in companies that manufacture, market, retail, or distribute consumer products or services

/ / REGIONALLY DIVERSIFIED FUNDS

GT GLOBAL NEW PACIFIC GROWTH FUND
Offers access to the emerging and established markets of the Pacific Rim

GT GLOBAL EUROPE GROWTH FUND
Focuses on investment opportunities in the new, unified Europe

GT GLOBAL LATIN AMERICA GROWTH FUND
Invests in the emerging markets of Latin America

/ / SINGLE COUNTRY FUNDS

GT GLOBAL AMERICA GROWTH FUND
Concentrates on small and medium-sized companies in the U.S.

GT GLOBAL AMERICA SMALL CAP GROWTH FUND
Invests in equity securities of small U.S. companies

GT GLOBAL AMERICA VALUE FUND
Concentrates on large cap equity securities of U.S. companies believed to be undervalued

GT GLOBAL JAPAN GROWTH FUND
Provides U.S. investors with direct access to the Japanese market

GROWTH AND INCOME FUND

GT GLOBAL GROWTH & INCOME FUND
Invests in blue-chip stocks and government bonds from around the world

INCOME FUNDS

GT GLOBAL GOVERNMENT INCOME FUND
Earns monthly income from global government securities

GT GLOBAL STRATEGIC INCOME FUND
Allocates its assets among debt securities from the U.S., developed foreign countries and emerging markets

GT GLOBAL HIGH INCOME FUND
Invests in debt securities in emerging markets

MONEY MARKET FUND

GT GLOBAL DOLLAR FUND
Invests in high quality, U.S. dollar-denominated money market securities worldwide for stability and preservation of capital

[LOGO]

      THIS REPORT MUST BE ACCOMPANIED OR PRECEDED BY A CURRENT PROSPECTUS.

      [LOGO]

          GT Global, Inc.
          Fifty California Street
          27th Floor
          San Francisco, California
          94111-4624

                                     DATED MATERIAL
                                     PLEASE EXPEDITE